Exhibit 10.6

Execution Copy

AMENDMENT NO. 1

to

AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

Amendment No. 1, dated as of June 10, 2005 (the “Amendment”), to the Amended and Restated Securities Purchase Agreement, dated as of February 9, 2004 (the “Existing Agreement”), by and among SAVVIS, Inc., a Delaware corporation (the “Company”) and the persons and entities listed on the signature pages hereto (the “Purchasers”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Existing Agreement.

WHEREAS, the Company and the Purchasers are parties to the Existing Agreement pursuant to which the Company initially issued its Series A Subordinated Notes, which Notes pay interest in additional Series A Subordinated Notes (collectively, the “Notes”);

WHEREAS, the Notes state that capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Existing Agreement;

WHEREAS, the term “Change of Control” is used in the Notes but is not defined in the Existing Agreement;

WHEREAS, the parties hereto wish to amend the Existing Agreement to add a definition of “Change of Control”;

WHEREAS, Section 10 of the Notes provides that the Company may not make any distributions of or with respect to its capital stock; and

WHEREAS, the Purchasers wish to waive the terms of Section 10 of the Notes to allow the Company to make payments in cash in lieu of factional shares in connection with a reverse stock split of the Company’s common stock;

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties hereto agree to amend the Existing Agreement and the Purchasers consent to the waiver of certain provisions in the Notes as follows:

ARTICLE I

AMENDMENTS

Section 1.01. Amendments. Article VIII of the Existing Agreement is hereby amended to add the following:

“Section 8.15 Definition of Change of Control. For the purposes of this Agreement and the Notes, “Change of Control” shall mean the occurrence of any of the following events: (a) any Person (other than a Permitted Holder) or group within the meaning of Section 13(d)(3) of the Exchange Act (a “Group”) (other than a Group of Permitted Holders) is or becomes the beneficial owner (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a Person shall be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of shares of capital stock ordinarily having the power to vote generally for the election of directors of the Company (“Voting Stock”); or (b) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, as an entirety in a single transaction or series of related transactions, to any Person (other than a Permitted Holder) or Group (other than a Group of Permitted Holders), (c) the Company consolidates with, or merges with or into, another Person, or any Person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of the Company is converted into or exchanged for Voting Stock of the surviving or transferee corporation or its parent corporation and/or cash, securities or other property and (ii) immediately after such transaction no Person (other than a Permitted Holder) or Group (other than a Group of Permitted Holders) is the beneficial owner (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a Person shall be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the surviving or transferee corporation, as applicable; or (d) during any consecutive two-year period, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose nomination for election by the stockholders of the Company or whose election as director was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors then in office. For the purposes of this definition, “Permitted Holders” means (a) Welsh, Carson, Anderson & Stowe VI, LP; Welsh, Carson, Anderson & Stowe VII, L.P.; Welsh, Carson, Anderson & Stowe VIII, L.P.; WCAS Information Partners, L.P.; WCAS Capital Partners II, L.P.; WCAS VI Partners, L.P.; WCAS VII Partners, L.P.; WCAS VIII Associates; WCAS INFO Partners; WCAS CP II Partners; and the individual general partners of each of the foregoing partnerships; and (b) any Affiliate of any of the Persons listed in clause (a) of this definition who are controlled by such Person. For the purposes of this definition, “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock issuer, interest, trust or unincorporated organization (including any

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subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business) and “Affiliate” means, of any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “common control with”), as used with respect to any specified Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such other Person, whether through the ownership of capital stock, by agreement of or otherwise. .

ARTICLE II

WAIVERS

Section 2.01. Waiver. Each of the Purchasers, on its own behalf and on behalf of any subsequent holder of such Purchaser’s Notes, hereby waives the provisions of Section 10 of the Notes which prohibits the making of any distributions of or with respect to the Company’s capital stock, provided, however that this waiver is limited to, and for the sole purpose of allowing, the making by the Company of payments in cash in lieu of factional shares in connection with a reverse stock split of the Company’s common stock; provided, further, however, that the aggregate amount of such payments may not exceed $250,000.

ARTICLE III

MISCELLANEOUS

Section 3.01. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles.

Section 3.02. Headings. Headings of sections and paragraphs of this Amendment are inserted for convenience of reference only and shall not affect the interpretation or be deemed to constitute a part hereof.

Section 3.03. Severability. In the event that any one or more of the provisions contained in this Amendment or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment.

Section 3.04. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 3.05. Parties in Interest. All covenants, agreements and waivers contained in this Amendment by or on behalf of any party hereto shall bind and inure to the

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benefit of the respective successors and assigns of such party hereto and, with respect to the Purchasers, subsequent holders of any Notes, whether so expressed or not

[The remainder of this page intentionally has been left blank.]

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IN WITNESS WHEREOF, the Company and the Purchaser have executed this Amendment as of the day and year first above written.

SAVVIS, INC

By:	/s/ Jeffrey H. Von Deylen
Name:	Jeffrey H. Von Deylen
Title:	Chief Financial Officer

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

By WCAS VIII Associates LLC, General Partner

By:	/s/ Jonathan M. Rather
Jonathan M. Rather
Managing Member

[Signature page to Amendment to Securities Purchase Agreement]

WELSH, CARSON, ANDERSON & STOWE VII, L.P.

By WCAS VII Partners L.P., General Partner

By:	/s/ Jonathan M. Rather
Jonathan M. Rather
General Partner

WELSH, CARSON, ANDERSON & STOWE VI, L.P.

By WCAS VI Partners L.P., General Partner

By:	/s/ Jonathan M. Rather
Jonathan M. Rather
General Partner

[Signature page to Amendment to Securities Purchase Agreement]

WCAS MANAGEMENT CORPORATION

By:	/s/ Jonathan M. Rather
Jonathan M. Rather
Treasurer

Russell Carson

The Bruce K. Anderson 2004 Irrevocable Trust

IRA FBO Bruce K. Anderson

Andrew Paul

Robert A. Minicucci

Anthony J. De Nicola

Paul B. Queally

D. Scott Mackesy

Sanjay Swani

IRA FBO James R. Matthews

Sean Traynor

John Almeida

Eric J. Lee

IRA FBO Jonathan M. Rather

James Hoover (IRA)

Richard Stowe

Laura Van Buren

By:	/s/ Jonathan M. Rather
Jonathan M. Rather
Individually and as Attorney-in-Fact

DANIEL ANDERSON TRUST

By:
Name:
Title:

KRISTIN ANDERSON TRUST

By:
Name:
Title:

[Signature page to Amendment to Securities Purchase Agreement]

MARK ANDERSON TRUST

By:
Name:
Title:

[Signature page to Amendment to Securities Purchase Agreement]

CONSTELLATION VENTURE CAPITAL II, L.P.

By:	Constellation Ventures Management, L.L.C., its General Partner

By:	The Bear Stearns Companies, Inc., its Managing Member

By:
Name:
Title:

CONSTELLATION VENTURE CAPITAL OFFSHORE II, L.P.

By:	Constellation Ventures Management, L.L.C., its General Partner

By:	The Bear Stearns Companies, Inc., its Managing Member

By:
Name:
Title:

THE BSC EMPLOYEE FUND IV, L.P.

By:	Constellation Ventures Management, L.L.C., its General Partner

By:	The BSCGP, Inc., its Managing Member

By:
Name:
Title:

CVC II PARTNERS, L.L.C.

By:
Name:
Title:

[Signature page to Amendment to Securities Purchase Agreement]

OAK HILL SPECIAL OPPORTUNITIES FUND, L.P.

By:	Oak Hill Special Opportunities GenPar, L.P., its General Partner

By:	Oak Hill Special Opportunities MGP, LLC, its General Partner

By	/s/ Glenn R. August
Name: Glenn R. August
Title: President

OAK HILL SPECIAL OPPORTUNITIES FUND (MANAGEMENT), L.P.

By:	Oak Hill Special Opportunities GenPar, L.P., its General Partner

By:	Oak Hill Special Opportunities MGP, LLC, its General Partner

By	/s/ Glenn R. August
Name: Glenn R. August
Title: President

[Signature page to Amendment to Securities Purchase Agreement]

OAK HILL SECURITIES FUND, L.P.

By:	Oak Hill Securities Gen Par, L.P. its General Partner

By:	Oak Hill Securities MGP, Inc., its General Partner

By	/s/ Glenn R. August
Name: Glenn R. August
Title: President

OAK HILL SECURITIES FUND II, L.P.

By:	Oak Hill Securities Gen Par II, L.P. its General Partner

By:	Oak Hill Securities MGP II, Inc., its General Partner

By	/s/ Glenn R. August
Name: Glenn R. August
Title: President

LERNER ENTERPRISES, L.P.

By:	Oak Hill Advisors, L.P., Successor to Oak Hill Asset Management, Inc. As advisor and attorney-in-fact to Lerner Enterprises, L.P.

By:	Oak Hill Advisors, L.P., its General Partner

By:	Oak Hill Advisors, MGP, Inc., its Managing General Partner

By	/s/ Glenn R. August
Name: Glenn R. August
Title: President

[Signature page to Amendment to Securities Purchase Agreement]

P&PK FAMILY LTD. PARTNERSHIP

By:	Oak Hill Advisors, L.P., Successor to Oak Hill Asset Management, Inc. As advisor and attorney-in-fact to P&PK Family Ltd. Partnership

By:	Oak Hill Advisors GenPar, L.P., its General Partner

By:	Oak Hill Advisors, MGP, Inc., its Managing General Partner

By	/s/ Glenn R. August
Name: Glenn R. August
Title: President

CARDINAL INVESTMENT PARTNERS I, L.P.

By:	Oak Hill Asset Advisors, L.P., Successor to Oak Hill Asset Management, Inc. As advisor and attorney-in-fact to Cardinal Investment Partners I, L.P.

By:	Oak Hill Advisors GenPar, L.P., its General Partner

By:	Oak Hill Advisors, MGP, Inc., its Managing General Partner

By	/s/ Glenn R. August
Name: Glenn R. August
Title: President

[Signature page to Amendment to Securities Purchase Agreement]

OAK HILL CREDIT ALPHA FUND, L.P.

By:	Oak Hill Credit Alpha Gen Par, L.P. its General Partner

By:	Oak Hill Credit Alpha MGP, Inc., its General Partner

By	/s/ Glenn R. August
Name: Glenn R. August
Title: President

OAK HILL CREDIT ALPHA FUND (OFFSHORE), LTD.

By	/s/ William H. Bohnsack, Jr.
Name: William H. Bohnsack, Jr.
Title: Director

[Signature page to Amendment to Securities Purchase Agreement]

OAK HILL ADVISORS, L.P. as Investment Manager for The Leland Stanford Junior University

By:	Oak Hill Advisors GenPar, L.P., its General Partner

By:	Oak Hill Advisors MGP, Inc. its Managing General Partner

By	/s/ Glenn R. August
Name: Glenn R. August
Title: President

CARDINAL FUND I, L.P.

By:	Cardinal Management I, L.P., its General Partner

By:	Cardinal MGP, LLC, its General Partner

By	/s/ John H. Fant
Name: John H. Fant
Title: Vice President

FW SAVVIS INVESTORS, L.P.

By:	Group VI 31, L.L.C., its General Partner

By	/s/ John H. Fant
Name: John H. Fant
Title: Vice President

GIP SAVVIS HOLDINGS, LLC

By	/s/ Andrew Tainiter
Name: Andrew Tainiter
Title: Director

[Signature page to Amendment to Securities Purchase Agreement]